The Variable Annuity Contract
issued by
BRIGHTHOUSE LIFE INSURANCE COMPANY
and
BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
Brighthouse Accumulation Annuity
Supplement Dated April 29, 2019
to the Prospectus Dated May 1, 2017
This supplement updates certain information contained in your last prospectus dated May 1, 2017 for the Brighthouse Accumulation Annuity variable annuity contract issued by Brighthouse Life Insurance Company (Brighthouse or we or us). We no longer offer the contract to new purchasers. You should read and retain this supplement with your contract.
The contract has a single investment choice. We may add additional Investment Options in the future.
Fidelity® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Investment Option available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Brighthouse. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Brighthouse electronically by contacting the Annuity Service Office or calling (866) 414-3259 to enroll.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com.
Inquiries. If you need more information, please contact our Annuity Service Office at:
Annuity Service Office
PO Box 10366
Des Moines, IA 50306-0366
(866) 414-3259
Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Option and other contract-related documents.
Contact the Annuity Service Office for more information and to enroll.

FEE TABLES AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or, if additional Investment Options are added in the future, transfer Account Value between Investment Options. State premium taxes of 0% to 3.5% may also be deducted.
Owner Transaction Expenses Table
Withdrawal Charge (Note 1) (as a percentage of Purchase Payment withdrawn)	2%
Transfer Fee (Note 2)	$ 25
(First 12 per year)	$ 0
Note 1. If an amount withdrawn during the first seven Contract Years is determined to include the withdrawal of any portion of the Purchase Payment, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses—Withdrawal Charge.”)
Number of Complete Years from Contract Date	Withdrawal Charge (% of Purchase Payment withdrawn)
0	2
1	2
2	2
3	2
4	2
5	2
6	2
7 and thereafter	0
Note 2. Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. Brighthouse is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Option fees and expenses.
Separate Account Annual Expenses (as a percentage of average Account Value in the Separate Account)(Note 3)
Annual Mortality and Expense Charge	0.70%
Current Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.40%
Maximum Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.80%
Maximum Total Separate Account Annual Expenses Including Maximum PGR Charge	2.50%
Note 3. Separate Account Annual Expenses are not assessed during the Annuity Period of the contract.
Note 4. The PGR Fee Rate applied to your contract during any Contract Year will be less than or equal to the Maximum PGR Fee Rate. Your initial PGR Fee Rate was equal to the current PGR Fee Rate on the date the application for the contract was signed and is stated in your contract. The Maximum PGR Fee Rate will not increase. If you elect an Optional Step Up, your PGR Fee Rate may increase to any rate less than or equal to the Maximum PGR Fee Rate. (See “Living Benefit—Preservation and Growth Rider—Optional Step Up” and “Expenses—Separate Account Annual Expenses—Preservation and Growth Rider Fee Rate.”)
The next table shows the total operating expenses charged by Investment Options which you pay periodically during the time you own the contract. There is only one Investment Option available during the Accumulation Period. An Investment Option may impose a redemption fee in the future. More detail concerning an Investment Option’s fees and expenses is contained in the prospectus for an Investment Option and in the following tables.
Total Annual Portfolio Expenses	0.74%(1)
(expenses that are deducted from Investment Option assets, including management fees, 12b-1/service fees, and other expenses)
Note 1. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).
For information concerning compensation paid for the sale of the contracts, see “Other Information—Distributor.”

Investment Option Expenses as of December 31, 2018
(as a percentage of the average daily net assets of an Investment Option)
The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for the Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.
Investment Option	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operation Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Fidelity ® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	0.25%	—	—	0.49%	0.74%	0.05%	0.69%
Fidelity VIP Government Money Market Portfolio	0.18%	—	0.10%	—	0.28%	—	0.28%
Notes:
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Options and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue through at least April 30, 2020. These arrangements can be terminated with respect to an Investment Portfolio only with the approval of the board of directors or trustees of that Investment Option. Please see the Investment Options’ prospectuses for additional information regarding these arrangements.
The Fidelity VIP FundsManager 60% Portfolio is a “fund of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
3. Investment Options
At this time the contract offers only one Investment Option, the Fidelity VIP FundsManager 60% Portfolio. When the contract was still being offered to new purchasers, the Money Market Portfolio was required by applicable state law to be made available to California purchasers age 60 or older who elected to allocate their Purchase Payment to the Money Market Portfolio during the free look period. The contract is no longer offered to new purchasers, and the Money Market Portfolio is no longer available for investment under the contract. Additional Investment Options may be available in the future.
You can obtain copies of the prospectus for the Fidelity VIP FundsManager 60% Portfolio by calling us at: (866) 414-3259. You can also obtain information about the fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Certain funds described in the fund prospectus may not be available with your contract.
A summary of advisers, subadvisers, and investment objectives for the Investment Options are listed below. The investment objectives and policies of an Investment Option may be similar to the investment objectives and policies of other mutual funds that certain of the portfolio investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Option may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.
We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Account Value of your contract resulting from the performance of an Investment Option.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Fidelity ® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	Seeks high total return.	FMR Co., Inc.
Fidelity VIP Government Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.
Money Market Portfolio. This Investment Option is no longer available for investment.

Other Information
Cybersecurity
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Option and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Brighthouse and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Options; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Option invests, and it is possible the Investment Option could lose value. There can be no assurance that we or our service providers or the Investment Option will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Option invests.
Financial Statements
The financial statements for each of the subaccounts of the Separate Account are attached. Upon request, financial statements for the Company will be sent to you without charge.